UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021

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GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 28, 2021, the Board of Directors of Glacier Bancorp, Inc., Kalispell, Montana (the “Company”), and its wholly owned subsidiary Glacier Bank elected Michael B. Hormaechea as a director of the Company and the Glacier Bank, effective September 1, 2021. Mr. Hormaechea was also appointed to the Audit, Compensation, Compliance, Nominating/Corporate Governance, and Risk Oversight Committees of the Company.

Michael B. Hormaechea is the manager of Hormaechea Development LLC and has over 25 years of leadership in the real estate development industry for residential, commercial resort and mixed-use projects. He currently serves as a director for Mountain West Bank, a division of Glacier Bank. Mr. Hormaechea earned a Bachelor’s degree in Business Administration at the University of San Diego and will bring extensive experience in executive-level leadership, corporate management, operations, strategic planning, marketing, business development and finance.

The Board of the Directors of the Company (the “Board”) affirmatively determined that Mr. Hormaechea qualifies as an “independent director” in accordance with The Nasdaq Stock Market listing standards. Additionally, Mr. Hormaechea does not have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Hormaechea and any of the Company's directors or other executive officers. Other than as described below, there are no arrangements or understandings between Mr. Hormaechea and any other persons or entities pursuant to which Mr. Hormaechea has been elected as a director of the Company.

Mr. Hormaechea will receive compensation for his services consisting of a cash retainer and stock awards under the Company’s director compensation program applicable to non-employee members of the Board as described in the Company’s proxy statement for its 2021 annual meeting of shareholders.

In connection with the election of Mr. Hormaechea as a director of the Company, the Board increased the number of directors comprising the Board from 10 to 11 directors, effective July 28, 2021.

Item 7.01 REGULATION FD DISCLOSURE

A copy of the Company’s press release announcing the election of Mr. Hormaechea as a new director of the Company is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

See Exhibit Index below.

EXHIBIT INDEX

Exhibit Description
99.1 Press Release dated July 30, 2021
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 30, 2021	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer